                                                                     EXHIBIT (b)


                          Rule 30a-2(b) CERTIFICATIONS

       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PowerShares Exchange-Traded Fund Trust (the Registrant), do hereby certify, to such officer's knowledge, that:

            (1) The Form N-CSR of the Registrant for the period ended April 30,
                2004 (the "Form N-CSR") fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
                and
            (2) the information contained in the Form N-CSR fairly
                presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: June 30, 2004
       -------------

 /s/ H. Bruce Bond
------------------------------------

Name:   H. Bruce Bond

Title:  Chairman and CEO


Dated: June 30, 2004
       -------------

 /s/ John W. Southard
------------------------------------

Name:   John W. Southard,

Title:  Vice President & Treasurer


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.